DELAWARE POOLED TRUST

The Small-Cap Growth II Equity Portfolio

Supplement to the Portfolio's Prospectus
and Statement of Additional Information
dated November 1, 2005

On December 15, 2005, the Board of Trustees of Delaware Pooled Trust (the "Trust") voted to change the name of The Small-Cap Growth II Equity Portfolio series of the Trust to The Focus Smid-Cap Growth Equity Portfolio and to make changes to the investment policies and strategies of the Portfolio. These changes will be effective as of the date of this supplement.

The following replaces the information in the section entitled "What are the Portfolio's main investment strategies?" and the section entitled "What are the main risks of investing in the Portfolio" under the heading "Profile: The Small-Cap Growth II Equity Portfolio" on page 9 of the Prospectus:

What are the Portfolio's main investment strategies? The Portfolio invests primarily in common stocks of growth-oriented companies that we believe have long-term capital appreciation potential and expect to grow faster than the U.S. economy. We particularly seek small to mid sized companies that address large market opportunities. For purposes of the Portfolio, we will generally consider companies that, at the time of purchase, have total market capitalizations within the range of market capitalizations of companies in the Russell 2500 Growth Index. The Portfolio will normally invest in common stocks of companies with market capitalizations of at least $300 million at the time of purchase.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of small and mid-capitalization companies (the "80% Policy").

Using a bottom up approach, we seek to select securities that we believe have attractive end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic values of the securities. We also consider a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation. All of these factors give us insight into the outlook for a company, helping us identify companies poised for sustainable free cash flow growth. We believe that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company's stock.

The Portfolio generally holds 25-30 stocks, although from time to time the Portfolio may hold fewer or more names depending on our assessment of the investment opportunities available. In addition, we maintain a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one industry could have on the Portfolio if it were to experience a period of slow or declining growth.

Because our objective is capital appreciation, the amount of dividend income that a stock provides is only an incidental consideration for us.

The Portfolio may also engage in options and futures transactions. In addition, the Portfolio may invest up to 10% of its assets in foreign securities which may include Global Depositary Receipts and, without limitation, in sponsored and unsponsored American Depositary Receipts that are actively traded in the U.S.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term, fixed-income obligations.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks long-term capital appreciation by investing primarily in small and mid-cap companies, its investments are likely to involve a higher degree of liquidity and price volatility than investments in larger capitalization securities.

The following replaces the information in the section entitled "How has The Small-Cap Growth II Equity Portfolio performed?" on page 10 of the Prospectus:

How has The Focus Smid-Cap Growth Equity Portfolio (formerly The Small-Cap Growth II Equity Portfolio) performed?

This bar chart and table can help you evaluate the risks of investing in The Focus Smid-Cap Growth Equity Portfolio. We show the return before taxes for The Focus Smid-Cap Growth Equity Portfolio for the past calendar year, as well as average annual returns for one year and since inception--with the average annual returns compared to the performance of the Russell 2000 Growth Index and The Russell 2500 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. These stocks are selected from the 2000 smallest companies in the Russell 3000 Index, which represent approximately 10% of the total market capitalization of the Russell 3000 Index. Although the Portfolio had been benchmarked previously against the Russell 2000 Growth Index, we have determined that it would be more appropriate to use the Russell 2500 Growth Index going forward. The Russell 2500 Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The indices are unmanaged and do not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Focus Smid-Cap Growth Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

Total return (The Focus Smid-Cap Growth Equity Portfolio)
The Focus Smid-Cap Growth Equity Portfolio
2004	11.65%

As of September 30, 2005, The Focus Smid-Cap Growth Equity Portfolio had a calendar year-to-date return of 1.70%. During the periods illustrated in this bar chart, The Focus Smid-Cap Growth Equity Portfolio's highest quarterly return was 15.21% for the quarter ended December 31, 2004 and its lowest quarterly return was -7.18% for the quarter ended September 30, 2004.

Average annual returns for periods ending 12/31/04

The Focus Smid-Cap Growth Equity Portfolio	1 year	Since inception (12/1/2003)
Return before taxes	11.65%	9.61%
Return after taxes on distributions	11.65%	9.61%
Return after taxes on distributions and sale of Portfolio shares	7.57%	8.18%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	14.31%	14.31%[1]
Russell 2500 Growth Index (reflects no deduction for fees, expenses or taxes)	14.59%	14.59%[1]

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

  The Russell 2000 Growth Index and the Russell 2500 Growth Index report returns on a monthly basis. These figures reflect returns from December 31, 2003 through December 31, 2004.

In connection with the strategy change described above, Christopher J. Bonavico and Kenneth F. Broad have been named co-portfolio managers of the Portfolio. The following replaces the biographies for Christopher J. Bonavico and Kenneth F. Broad in the section "Fund Officers and Portfolio Managers" under the heading "Management of the Fund" on page 64 of the Prospectus:

Christopher J. Bonavico
Vice President/Senior Portfolio Manager - The All-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio and The Large-Cap Growth Equity Portfolio
Mr. Bonavico was most recently a principal and portfolio manager at Transamerica Investment Management, LLC. Mr. Bonavico also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Mr. Bonavico received his bachelor's degree in economics from the University of Delaware and is a CFA charterholder.

Kenneth F. Broad
Vice President/Senior Portfolio Manager/Equity Analyst - The All-Cap Growth Equity Portfolio and The Focus Smid-Cap Growth Equity Portfolio

Mr. Broad, who joined Delaware Investments in April 2005, is a senior portfolio manager on the Focus Growth Equity team. Most recently, he was a principal and portfolio manager at Transamerica Investment Management, LLC, where he also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 2000, he was a portfolio manager with The Franklin Templeton Group and was a consultant in the business valuation and merger and acquisition group at KPMG Peat Marwick. He received an MBA from the University of California at Los Angeles and his bachelor's degree in economics from Colgate University. Mr. Broad is a CFA charterholder.

All other references to "The Small-Cap Growth II Equity Portfolio" in the Prospectus and Statement of Additional Information should be changed to "The Focus Smid-Cap Growth Equity Portfolio.

This Supplement is dated December 15, 2005.